UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2017

BIOSCRIP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-11993	05-0489664
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 Broadway, Suite 700, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 697-5200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

BioScrip, Inc. (the “Company”) is filing this Amendment No. 1 on Form 8-K/A to amend the Company’s Form 8-K, originally filed with the Securities and Exchange Commission on August 8, 2017 (the “Original Filing”), to update the guidance reconciliation table included in its earnings release issued on August 8, 2017 and furnished as an original exhibit to the Original Filing.

Item 2.02. Results of Operations and Financial Condition.

On August 8, 2017, the Company issued a press release reporting its 2017 second quarter financial results (the “Original Earnings Release”), which was furnished as an exhibit to the Company’s Current Report on Form 8-K filed on August 8, 2017. The Company is hereby revising the Original Earnings Release (the “Revised Earnings Release”) to replace the Schedule 5 included therein with a revised schedule that includes “Loss on Extinguishment of Debt” as a line item in the reconciliation table and revises the number of weighted-average diluted shares. No other changes to the Original Earnings Release were made. The Revised Earnings Release replaces the Original Earnings Release and has been re-posted on the Company’s website. A copy of the Revised Earnings Release is furnished as Exhibit 99.1 to this Form 8-K/A.

The Revised Earnings Release includes certain non-GAAP financial measures as described therein. As required by Regulation G, reconciliation between any non-GAAP financial measures presented and the most directly comparable GAAP financial measures is also provided.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

See the Exhibit Index, which is hereby incorporated by reference.

As provided in General Instruction B.2 to Form 8-K, the information furnished in Item 2.02 and in Exhibit 99.1 hereto, as it relates to the Company’s financial results for the quarter ended June 30, 2017, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed incorporated by reference into any filing of the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly provided by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSCRIP, INC.

Date: August 8, 2017		/s/ Kathryn Stalmack
	By:	Kathryn Stalmack
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Revised Press Release dated August 8, 2017